UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2026

Commission File Number:  000-19599

WORLD ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter.)

South Carolina	57-0425114
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

104 S Main Street
Greenville,	South Carolina	29601
(Address of principal executive offices)
(Zip Code)

(864)	298-9800
(registrant's telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	WRLD	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.	Entry into a Material Definitive Agreement

Consent and Limited Modification to Fixed Charge Coverage Ratio Covenant

On May 22, 2026, World Acceptance Corporation (the "Company") entered into a Consent and Limited Modification to Fixed Charge Ratio (the "Modification") with Bank of Montreal ("BMO"), as Administrative Agent and Collateral Agent, and the Required Lenders party to the Revolving Credit Agreement dated as of July 22, 2025 (as amended or otherwise modified from time to time, the "Credit Agreement"), by and among the Company, the lenders from time to time party thereto, and BMO, as Administrative Agent and Collateral Agent.

Pursuant to Section 8.7(b) of the Credit Agreement, the Company and its Restricted Subsidiaries are required to maintain a ratio of Net Income Available for Fixed Charges to Fixed Charges (the "Financial Covenant") of not less than 2.25 to 1.0 for each fiscal quarter. The Modification provides for a limited, temporary modification of the Financial Covenant as follows:

i.2.20 to 1.0 as of the fiscal quarter ending March 31, 2026;
ii.2.10 to 1.0 as of the fiscal quarter ending June 30, 2026; and
iii.2.15 to 1.0 as of the fiscal quarter ending September 30, 2026.

Commencing with the fiscal quarter ending December 31, 2026, and for all fiscal quarters thereafter, the Financial Covenant shall revert to its original level of not less than 2.25 to 1.0, without regard to the limited modification set forth in the Modification.

Except as expressly modified by the Modification, the Credit Agreement remains in full force and effect in accordance with its current terms.

The foregoing description of the Modification is only a summary and is qualified in its entirety by reference to the full text of the Modification, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
10.1
Consent and Limited Modification to Fixed Charge Ratio, dated as of May 22, 2026, among World Acceptance Corporation, Bank of Montreal, as Administrative Agent and Collateral Agent, and the Required Lenders party thereto

10.4	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ACCEPTANCE CORPORATION

By: /s/ John L. Calmes, Jr.
John L. Calmes, Jr.
Executive Vice President and Chief Financial and Strategy Officer
Date:	May 26, 2026
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